EXHIBIT 99.2


                                LEHMAN BROTHERS

                               DERIVED INFORMATION


                           $1,275,000,000 CERTIFICATES


                  THE MONEY STORE HOME EQUITY LOAN TRUST 1997-C



                              The Money Store, Inc.
                                   as Servicer



_______________________________________________________________________________
This information does not constitute an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).



SECURITIES OFFERED:

GROUP I (FIXED RATE HELS) - TO MATURITY:
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Approx.      Estimated      Prin. Pmt.   Expected     Stated    Expected
                    Approx.       %  of                  Expected       WAL/MDUR       Window       Final        Final      Ratings
Certificates(1)     Size($)       Total     Benchmark    Price (%)       (yrs)        (months)     Maturity    Maturity    Mdy/S&P
-----------------------------------------------------------------------------------------------------------------------------------
Class AF-1          63,000,000     15.8        Curve      100.0000      0.50/0.48        1-11       8/98       10/03      Aaa/AAA
Class AF-2          60,400,000     15.1        Curve      100.0000      1.18/1.10       11-19       4/99        5/08      Aaa/AAA
Class AF-3          80,000,000     20.0     2-yr Tsy      100.0000      2.04/1.85       19-32       5/00        8/12      Aaa/AAA
Class AF-4          47,000,000     11.8     3-yr Tsy      100.0000      3.07/2.70       32-44       5/01        8/17      Aaa/AAA
Class AF-5          32,900,000      8.2     4-yr Tsy      100.0000      4.04/3.43       44-55       4/02        6/21      Aaa/AAA
Class AF-6          39,000,000      9.8        Curve      100.0000      5.40/4.38       55-79       4/04        2/25      Aaa/AAA
Class AF-7          37,700,000      9.4     Old 10-yr     100.0000      9.91/6.82      79-193      10/13        1/39      Aaa/AAA
Class AF-8          40,000,000     10.0        Curve      100.0000      6.31/4.93      37-188       5/13        1/39      Aaa/AAA

-----------------------------------------------------------------------------------------------------------------------------------
(1) PREPAYMENTS ARE 2.4% CPR IN MONTH ONE INCREASING BY 2.4% CPR EACH MONTH TO 24% CPR BY MONTH 10, REMAINING AT
    24% CPR SUBSEQUENT TO MONTH 10 ("24% HEP").



GROUP II (ARMS) - TO MATURITY:

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Approx.     Estimated     Prin. Pmt.   Expected     Stated    Expected
                    Approx.       %  of                  Expected      WAL/MDUR      Window       Final        Final      Ratings
Certificates(2)     Size($)       Total     Benchmark    Price (%)      (yrs)       (months)     Maturity    Maturity    Mdy/S&P
-----------------------------------------------------------------------------------------------------------------------------------

Class AV            498,000,000    83.0     LIBOR        100.0000       2.10/1.86        1-76       1/04      4/26       Aaa/AAA
Class MV-1 (3)       45,000,000     7.5     LIBOR        100.0000       7.53/5.87      76-110      11/06      2/27        Aa2/AA
Class MV-2 (3)       30,000,000     5.0     LIBOR        100.0000      11.58/8.01     110-204       9/14      1/29         A2/A
Class BV             27,000,000     4.5     LIBOR        100.0000       6.13/4.71      37-204       9/14      1/29       Baa3/BBB

-----------------------------------------------------------------------------------------------------------------------------------
(2) PREPAYMENTS ARE 26% CPR.
(3) AUCTION RATE CERTIFICATES.


GROUP III (HIL) - TO MATURITY:
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Approx.    Estimated      Prin. Pmt.   Expected     Stated    Expected
                    Approx.       %  of                  Expected     WAL/MDUR       Window       Final        Final     Ratings
Certificates(1)     Size($)       Total     Benchmark    Price (%)     (yrs)        (months)     Maturity    Maturity    Mdy/S&P
-----------------------------------------------------------------------------------------------------------------------------------

Class AH-1          37,637,000     13.7        Curve      100.0000     0.45/0.43       1-10        7/98       3/03        AAA/AAA
Class AH-2          46,765,000     17.0        Curve      100.0000     1.15/1.07      10-19        4/99       3/07        AAA /AAA
Class AH-3          36,005,000     13.1     2-yr Tsy      100.0000     2.00/1.82      19-30        3/00       1/10        AAA /AAA
Class AH-4          37,865,000     13.8     3-yr Tsy      100.0000     3.00/2.64      30-44        5/01       3/12        AAA/AAA
Class AH-5          53,809,000     19.6     5-yr Tsy      100.0000     5.00/4.10      44-82        7/04       2/15        AAA /AAA
Class AH-6          11,329,000      4.1         Curve     100.0000     7.25/5.54      82-94        7/05       8/15        AAA /AAA
Class MH-1          24,910,000      9.1     Old 10-yr     100.0000     9.44/6.69     94-141        6/09       9/18         AA/AA
Class MH-2          14,975,000      5.4     Old 10-yr     100.0000    14.29/8.48    141-221        2/16       2/24          A/A
Class BH            11,705,000      4.3        Curve      100.0000     7.70/5.46     45-221        2/16       2/24        BBB/BBB

-----------------------------------------------------------------------------------------------------------------------------------
(4) PREPAYMENTS ARE 1.7% CPR IN MONTH ONE INCREASING BY 1.7% CPR EACH MONTH TO 17% CPR BY MONTH 10, REMAINING AT 17% CPR
    SUBSEQUENT TO MONTH 10 ("17% HEP").

_______________________________________________________________________________
This information does not constitute an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


SECURITIES OFFERED:



GROUP I (FIXED RATE HELS) - TO 10% CALL:
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Approx.      Estimated    Prin. Pmt.   Expected     Stated    Expected
                    Approx.       %  of                    Expected      WAL/MDUR     Window       Final        Final     Ratings
Certificates(1)     Size($)       Total     Benchmark      Price (%)     (yrs)        (months)     Maturity    Maturity    Mdy/S&P
-----------------------------------------------------------------------------------------------------------------------------------

Class AF-6          39,000,000      9.8           Curve    100.0000     5.40/4.38      55-79          4/04     2/25       Aaa/AAA
Class AF-7          37,700,000      9.4       Old 10-yr    100.0000     8.25/6.05     79-104          5/06     2/39       Aaa/AAA
Class AF-8          40,000,000     10.0           Curve    100.0000     6.25/4.90     37-104          5/06     2/29       Aaa/AAA

-----------------------------------------------------------------------------------------------------------------------------------
(1) PREPAYMENTS ARE 2.4% CPR IN MONTH ONE INCREASING BY 2.4% CPR EACH MONTH TO 24% CPR BY MONTH 10, REMAINING AT 24%
    CPR SUBSEQUENT TO MONTH 10 ("24% HEP").


GROUP II (ARMS) - TO 10% CALL:

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Approx.    Estimated      Prin. Pmt.   Expected     Stated    Expected
                    Approx.       %  of                  Expected     WAL/MDUR       Window       Final        Final     Ratings
Certificates(1)     Size($)       Total     Benchmark    Price (%)     (yrs)        (months)     Maturity    Maturity    Mdy/S&P
-----------------------------------------------------------------------------------------------------------------------------------

Class MV-1 (3)      45,000,000      7.5       LIBOR      100.0000     7.50/5.86       76-104        5/06       2/27        Aa2/AA
Class MV-2 (3)      30,000,000      5.0       LIBOR      100.0000     8.62/6.51      104-104        5/06       2/29         A2/A
Class BV            27,000,000      4.5       LIBOR      100.0000     5.69/4.50       37-104        5/06       2/29        Baa3/BBB

-----------------------------------------------------------------------------------------------------------------------------------
(2) PREPAYMENTS ARE 26% CPR.
(3) AUCTION RATE CERTIFICATES


GROUP III (HILS) - TO 10% CALL:
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Approx.    Estimated      Prin. Pmt.   Expected     Stated    Expected
                    Approx.       %  of                  Expected     WAL/MDUR       Window       Final        Final     Ratings
Certificates(1)     Size($)       Total     Benchmark     Price (%)    (yrs)        (months)     Maturity    Maturity    Mdy/S&P
-----------------------------------------------------------------------------------------------------------------------------------

Class AH-6          11,329,000      4.1         Curve     100.000%      7.25/5.54      82-94         7/05      8/15      AAA /AAA
Class MH-1          24,910,000      9.1     Old 10-yr     100.000%      8.49/6.21      94-104        5/06      9/18       AA/AA
Class MH-2          14,975,000      5.4     Old 10-yr     100.000%      8.62/6.16     104-104        5/06      2/24        A/A
Class BH            1,705,000       4.3         Curve     100.000%      6.65/5.01      45-104        5/06      2/24      BBB/BBB

-----------------------------------------------------------------------------------------------------------------------------------
(4) PREPAYMENTS ARE 1.7% CPR IN MONTH ONE INCREASING BY 1.7% CPR EACH MONTH TO 17% CPR BY MONTH 10, REMAINING AT 17% CPR
    SUBSEQUENT TO MONTH 10 ("17% HEP").


_______________________________________________________________________________
This information does not constitute an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP I LOANS - TO MATURITY

%HEP                          18.0%          20.0%          22.0%          24.0%          26.0%          28.0%          32.0%

CLASS AF-1
Avg. Life (yrs)               0.58           0.55           0.53           0.50           0.48           0.46           0.43
Mod Duration (yrs)            0.56           0.53           0.50           0.48           0.46           0.44           0.41
Window (begin) (mths)           1              1              1              1              1              1              1
Window (end) (mths)            13             12             11             11             10             10              9
Expected Final Maturity      10/15/98       9/15/98        8/15/98        8/15/98        7/15/98        7/15/98        6/15/98
Yield @ 99.98369%             6.034          6.011          5.988          5.968          5.947          5.929          5.892

CLASS AF-2
Avg. Life (yrs)               1.45           1.34           1.26           1.18           1.11           1.06           0.97
Mod Duration (yrs)            1.34           1.25           1.17           1.10           1.04           0.99           0.91
Window (begin) (mths)          13             12             11             11             10             10              9
Window (end) (mths)            23             22             20             19             18             17             15
Expected Final Maturity       8/15/99       7/15/99        5/15/99        4/15/99        3/15/99        2/15/99       12/15/98
Yield @ 99.93487%             6.270          6.259         6.250          6.240          6.231         6.222           6.205

CLASS AF-3
Avg. Life (yrs)               2.60           2.38           2.19           2.04           1.90           1.79           1.59
Mod Duration (yrs)            2.32           2.14           1.98           1.85           1.74           1.64           1.47
Window (begin) (mths)          23             22             20             19             18             17             15
Window (end) (mths)            41             38             34             32             30             28             25
Expected Final Maturity      2/15/01        11/15/00       7/15/00        5/15/00        3/15/00        1/15/00       10/15/00
Yield @ 99.92098%             6.357          6.351          6.345          6.339          6.333          6.327          6.315

CLASS AF-4
Avg. Life (yrs)               4.04           3.66           3.34           3.07           2.84           2.65           2.33
Mod Duration (yrs)            3.45           3.16           2.91           2.70           2.52           2.36           2.10
Window (begin) (mths)          41             38             34             32             30             28             25
Window (end) (mths)            57             52             47             44             40             37             33
Expected Final Maturity      6/15/02        1/15/02        8/15/01        5/15/01        1/15/01        10/15/00       6/15/00
Yield @ 99.99161%             6.421          6.415          6.409          6.402          6.396          6.389          6.377

CLASS AF-5
Avg. Life (yrs)               5.37           4.84           4.41           4.04           3.72           3.44           2.98
Mod Duration (yrs)            4.38           4.01           3.70           3.43           3.19           2.98           2.62
Window (begin) (mths)          57             52             47             44             40             37             33
Window (end) (mths)            74             66             60             55             51             47             40
Expected Final Maturity      11/15/03       3/15/03        9/15/02        4/15/02        12/15/01       8/15/01        1/15/01
Yield @ 99.81561%             6.655          6.653          6.652          6.650          6.648          6.647          6.643



_______________________________________________________________________________
This information does not constitute an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP I LOANS - TO MATURITY

%HEP                          18.0%          20.0%          22.0%          24.0%          26.0%          28.0%          32.0%

CLASS AF-6
Avg. Life (yrs)               7.70           6.78           5.99           5.40           4.94           4.54           3.90
Mod Duration (yrs)            5.80           5.25           4.76           4.38           4.06           3.78           3.32
Window (begin) (mths)          74             66             60             55             51             47             40
Window (end) (mths)           117            106             94             79             72             65             56
Expected Final Maturity      6/15/07        7/15/06        7/15/05        4/15/04        9/15/03        2/15/03        5/15/02
Yield @ 99.75320%             6.792          6.792          6.791          6.791          6.791          6.790          6.790

CLASS AF-7
Avg. Life (yrs)              12.86          11.81          10.86           9.91           9.01           8.18           6.71
Mod Duration (yrs)            8.11           7.69           7.27           6.82           6.36           5.92           5.09
Window (begin) (mths)         117            106             94             79             72             65             56
Window (end) (mths)           246            227            209            193            180            170            151
Expected Final Maturity      3/15/18        8/15/16        2/15/15       10/15/13        9/15/12       11/15/11        4/15/10
Yield @ 99.96020%             7.095          7.093          7.091          7.089          7.087          7.084          7.078

CLASS AF-8
Avg. Life (yrs)               6.78           6.61           6.45           6.31           6.19           6.07           5.87
Mod Duration (yrs)            5.21           5.11           5.02           4.93           4.85           4.78           4.65
Window (begin) (mths)          37             37             37             37             37             37             37
Window (end) (mths)           238            220            204            188            176            167            148
Expected Final Maturity      7/15/17        1/15/16        9/15/14        5/15/13        5/15/12        8/15/11        1/15/10
Yield @ 100.00000%            6.678          6.677          6.676          6.675          6.674          6.674          6.672

_______________________________________________________________________________
This information does not constitute an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS


GROUP I LOANS - TO 10% CALL

%HEP                          18.0%          20.0%          22.0%          24.0%          26.0%          28.0%          32.0%

CLASS AF-6
Avg. Life (yrs)               7.68           6.78           5.99           5.40           4.94           4.54           3.90
Mod Duration (yrs)            5.79           5.25           4.76           4.38           4.06           3.78           3.32
Window (begin) (mths)          74             66             60             55             51             47             40
Window (end) (mths)           112            106             94             79             72             65             56
Expected Final Maturity      1/15/07        7/15/06        7/15/05        4/15/04        9/15/03        2/15/03        5/15/02
Yield @ 99.75320%             6.792          6.792          6.791          6.791          6.791          6.790          6.790

CLASS AF-7
Avg. Life (yrs)               9.29           9.03           8.69           8.25           7.75           7.22           6.21
Mod Duration (yrs)            6.60           6.47           6.29           6.05           5.76           5.45           4.83
Window (begin) (mths)         112            106             94             79             72             65             56
Window (end) (mths)           112            109            106            104            102            100             97
Expected Final Maturity      1/115/07      10/15/06        7/15/06        5/15/06        3/15/06        1/15/06       10/15/05
Yield @ 99.96020%             7.088          7.087          7.086          7.085          7.083          7.081          7.075

CLASS AF-8
Avg. Life (yrs)               6.68           6.53           6.38           6.25           6.13           6.02           5.82
Mod Duration (yrs)            5.17           5.07           4.98           4.90           4.83           4.76           4.63
Window (begin) (mths)          37             37             37             37             37             37             37
Window (end) (mths)           112            109            106            104            102            100             97
Expected Final Maturity      1/15/07       10/15/06        7/15/06        5/15/06        3/15/06        1/15/06       10/15/05
Yield @ 100.00000%            6.678          6.677          6.676          6.675          6.674          6.673          6.672


_______________________________________________________________________________
This information does not constitute an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP II LOANS - TO MATURITY

%CPR                          13.0%          20.0%          26.0%          33.0%          39.0%          45.0%          50.0%

CLASS AV-1
Avg. Life (yrs)               4.39           2.82           2.10           1.58           1.28           1.06           0.93
Window (begin) (mths)          1              1              1              1              1              1              1
Window (end) (mths)           158            103             76             57             45             34             30
Expected Final Maturity      11/15/10       4/15/06        1/15/04        6/15/02        6/15/01        7/15/00        3/15/00

CLASS MV-1
Avg. Life (yrs)              15.41          10.10           7.53           5.60           4.44           3.48           2.83
Window (begin) (mths)         158            103             76             57             45             34             30
Window (end) (mths)           220            147            110             82             66             53             43
Expected Final Maturity     1/15/16        12/15/09       11/15/06        7/15/04        3/15/03        2/15/02        4/15/01

CLASS MV-2
Avg. Life (yrs)              21.95          15.31          11.58          8.73           7.02          5.68             4.71
Window (begin) (mths)         220            147            110            82             66             53              43
Window (end) (mths)           333            262            204            157            128            107             92
Expected Final Maturity      6/15/25        7/15/19        9/15/14       10/15/10        5/15/08        8/15/06        5/15/06

CLASS BV
Avg. Life (yrs)               11.08          7.31           6.13           5.38           4.94           4.62           4.40
Window (begin) (mths)          60             39             37             37             38             38             39
Window (end) (mths)           333            262            204            157            128            107             92
Expected Final Maturity      6/15/25        7/151/19       9/15/14       10/15/10        5/15/08        8/15/06        5/15/05

_______________________________________________________________________________
This information does not constitute an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS


GROUP II LOANS - TO 10% CALL


%CPR                          13.0%          20.0%          26.0%          33.0%          39.0%          45.0%          50.0%
CLASS MV-1
Avg. Life (yrs)               12.38          9.45           7.50           5.60           4.44           3.48           2.83
Window (begin) (mths)          149           103             76             57             45             34             30
Window (end) (mths)            149           117            104             82             66             53             43
Expected Final Maturity      2/15/10      6/15/07         5/15/06         7/15/04        3/15/03        2/15/02        4/15/01

CLASS MV-2
Avg. Life (yrs)               12.38          9.71           8.62           7.66           6.65           5.61           4.71
Window (begin) (mths)          149           117            104             82             66             53             43
Window (end) (mths)            149           117            104             95             90             88             86
Expected Final Maturity     2/15/10       6/15/07         5/15/06         8/15/05        3/15/05        1/15/05       11/15/04

CLASS BV
Avg. Life (yrs)                9.43         6.55           5.69            5.16           4.83           4.58           4.40
Window (begin) (mths)           60           39             37              37             38             38             39
Window (end) (mths)            149           117            104             95             90             88             86
Expected Final Maturity    2/15/10        6/15/07        5/15/06         8/15/05       3/15/05        1/15/05         11/15/04


_______________________________________________________________________________
This information does not constitute an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP III LOANS - TO MATURITY

% HEP                         10.0%             12.0%          14.0%          17.0%        20.0%       25.0%          30.0%
CLASS AH-1
Avg. Life (yrs)                0.54              0.51           0.48           0.45         0.42        0.39           0.36
Mod Duration (yrs)             0.51              0.48           0.46           0.43         0.40        0.37           0.34
Window (begin) (mths)           1                 1              1              1            1           1              1
Window (end) (mths)            12                11             11             10            9           8              8
Expected Final Maturity       9/15/98          8/15/98        8/15/98        7/15/98      6/15/98      5/15/98        5/15/98
Yield @ 100.00%               6.067             6.038          6.011          5.973        5.936       5.878          5.827

CLASS AH-2
Avg. Life (yrs)               1.57              1.41            1.28           1.15         1.06        0.94           0.85
Mod Duration (yrs)            1.45              1.30            1.19           1.07         0.99        0.88           0.80
Window (begin) (mths)          12                11              11             10           9           8              8
Window (end) (mths)            29                25              22             19           17          15             14
Expected Final Maturity      2/15/00           10/15/99        7/15/99        4/15/99      2/15/99     12/15/98       11/15/98
Yield @ 100.00%               6.294             6.275           6.258          6.235        6.215       6.185          6.156

CLASS AH-3
Avg. Life (yrs)               3.02              2.63            2.33           2.00         1.75        1.48           1.3
Mod Duration (yrs)            2.66              2.34            2.10           1.82         1.61        1.37           1.21
Window (begin) (mths)          29                25              22             19           17          15             14
Window (end) (mths)            45                40              35             30           26          22             19
Expected Final Maturity     6/15/01            1/15/01         8/15/00        3/15/00     11/15/99      7/15/99        4/15/99
Yield @ 100.00%               6.372             6.360           6.348          6.329        6.311       6.284          6.261

CLASS AH-4
Avg. Life (yrs)              4.57              3.98            3.52            3.00        2.61         2.15           1.83
Mod Duration (yrs)           3.83              3.40            3.05            2.64        2.33         1.94           1.67
Window (begin) (mths)         45                40              35              30          26           22             19
Window (end) (mths)           66                58              51              44          38           31             26
Expected Final Maturity    3/15/03             7/15/02        12/15/01        5/15/01     11/15/00      4/15/00       11/15/99
Yield @ 100.00%              6.442             6.433           6.425           6.412       6.399        6.378          6.357

CLASS AH-5
Avg. Life (yrs)              7.46              6.57            5.86            5.00        4.34         3.48           2.84
Mod Duration (yrs)           5.67              5.14            4.68            4.10        3.64         3.00           2.50
Window (begin) (mths)         66                58              51              44          38           31             26
Window (end) (mths)          120               105              95              82          71           57             47
Expected Final Maturity    9/15/07            6/15/06          8/15/05        7/15/04      8/15/03      6/15/02        8/15/01
Yield @ 100.00%              6.667             6.662           6.657           6.649       6.641        6.626          6.609


_______________________________________________________________________________
This information does not constitute an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP III LOANS - TO MATURITY



HEP                         10.0%           12.0%          14.0%            17.0%            20.0%          25.0%         30.0%

CLASS AH-6
Avg. Life (yrs)             10.63            9.41           8.41             7.25             6.33           5.11          4.19
Mod Duration (yrs)           7.33            6.73           6.20             5.54             4.98           4.18          3.53
Window (begin) (mths)        120             105             95               82               71             57            47
Window (end) (mths)          137             122            109               94               82             67            55
Expected Final Maturity    2/15/09         11/15/07       10/15/06         7/15/05          7/15/04         4/15/03       4/15/02
Yield @ 100.00%              6.851           6.848          6.844            6.839            6.834          6.824          6.812

CLASS MH-1
Avg. Life (yrs)             13.26          12.04           10.91             9.44             8.27           6.73          5.56
Mod Duration (yrs)           8.38           7.89            7.39             6.69             6.08           5.19          4.45
Window (begin) (mths)        137             122            109               94               82             67            55
Window (end) (mths)          187             173            160               141             124             101           84
Expected Final Maturity     4/15/13       2/15/12          1/15/11         6/15/09           1/15/08         2/15/06      9/15/04
Yield @ 100.00%              6.989          6.986           6.984            6.980            6.976          6.969         6.960

CLASS MH-2
Avg. Life (yrs)            17.73           16.73           15.75            14.29            12.88          10.75          9.02
Mod Duration (yrs)          9.52            9.25            8.96             8.48             7.97           7.11          6.31
Window (begin) (mths)       187             173             160              141              124            101            84
Window (end) (mths)         268             253             237              221              210            184           160
Expected Final Maturity    1/15/20       10/15/18         6/15/17          2/15/16         3/15/15          1/15/13      1/15/11
Yield @ 100.00%             7.485          7.484            7.483            7.481            7.479          7.475         7.470

CLASS BH
Avg. Life (yrs)            10.69            9.69            8.78             7.70             6.76           6.03          5.62
Mod Duration (yrs)          6.91            6.45            6.01             5.46             4.95           4.55          4.34
Window (begin) (mths)       67               59              52               45               39             38            39
Window (end) (mths)        268              253             237              221              210            184           160
Expected Final Maturity   1/15/20        10/15/18          6/15/17          2/15/16         3/15/15         1/15/13      1/15/11
Yield @ 100.00%             7.443           7.440           7.436            7.432            7.426          7.421         7.418

_______________________________________________________________________________
This information does not constitute an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP III LOANS - TO 10% CALL


%HEP                      10.0%            12.0%          14.0%           17.0%             20.0%            25.0%        30.0%

CLASS AH-6
Avg. Life (yrs)             9.79             9.22            8.41            7.25            6.33             5.11         4.19
Mod Duration (yrs)          6.93             6.63            6.20            5.54            4.98             4.18         3.53
Window (begin) (mths)        118              105              95              82              71               57           47
Window (end) (mths)          118              113             109              94              82               67           55
Expected Final Maturity    7/15/07         2/15/07         10/15/06        7/15/05         7/15/04           4/15/03      4/1502
Yield @ 100.00%            6.849            6.847           6.844           6.839           6.834            6.824        6.812


CLASS MH-1
Avg. Life (yrs)            9.79             9.38            9.04            8.49             7.86             6.70         5.56
Mod Duration (yrs)         6.88             6.67            6.50            6.21             5.86             5.18         4.45
Window (begin) (mths)       118              113             109             94               82               67           55
Window (end) (mths)         118              113             109            104              100               95           84
Expected Final Maturity    7/15/07        2/15/07         10/15/06         5/15/06          1/15/06          8/15/05      9/15/04
Yield @ 100.00%            6.982            6.980           6.979           6.977            6.975             6.969       6.960

CLASS MH-2
Avg. Life (yrs)             9.79            9.38            9.04            8.62             8.29             7.88          7.54
Mod Duration (yrs)          6.73            6.53            6.36            6.16             5.98             5.76          5.58
Window (begin) (mths)        118             113             109             104              100               95            84
Window (end) (mths)          118             113             109             104              100               95            92
Expected Final Maturity   7/15/07        2/15/07         10/15/06         5/15/06          1/15/06          8/15/05      5/15/05
Yield @ 100.00%             7.472          7.471            7.470          7.468            7.467            7.465         7.464

CLASS BH
Avg. Life (yrs)           8.62             7.97             7.37            6.65             6.00             5.22          5.29
Mod Duration (yrs)        6.12             5.77             5.43            5.01             4.61             4.32          4.18
Window (begin) (mths)       67               59               52              45               39               38            39
Window (end) (mths)        118              113              109             104              100               95            92
Expected Final Maturity  7/15/07         2/15/07          10/15/06        5/15/06          1/15/06            8/15/05     5/15/05
Yield @ 100.00%           7.437            7.435            7.431           7.427            7.422            7.418         7.416


_______________________________________________________________________________
This information does not constitute an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

 GROUP I - COLLATERAL SUMMARY

Collateral statistics for the Initial Group I Loans are listed below as of the CUT-OFF DATE.

----------------------------------------------------------------------------------------------------------------------------------
                                              Initial Fixed Rate Home Equity Loans
----------------------------------------------------------------------------------------------------------------------------------
Total No. of Loans                                  6,302                      Loan Purpose
                                                                                 Rate/Term Refinance                        59.14%
Total Current Balance                      $244,556,140.28                       Debt Consolidation                         26.61%
                                                                                 Cash Out                                   12.32%
Avg. Current Balance                            $38,806.12                        Purchase                                   1.86%
                                                                                  Other                                      0.07%
Balloon/Level Pay                          1.71% / 98.29%
                                                                               Geographic Distribution *
WA Coupon                                          11.61%                                                               CA - 7.07%
                                                                                                                        NY - 6.51%
WA Original Term                                      254                                                               PA - 5.54%
                                                                                                                        WA - 5.18%
Original Term
Ranges
  1 - 60                                            1.41%                      Delinquency
  61 - 120                                          9.58%                        Current                                    99.94%
  121 - 180                                        34.91%                        30 - 59 days                                0.06%
  181 - 240                                        10.49%
  241 - 300                                         6.74%                      WA FICO                                         617
  301 - 360                                        35.55%
  361+                                              1.32%

WA Remaining                                          254
Term

WA CLTV                                            74.71%

Second Mortgage Ratio                              33.79%

Lien Position
  1                                                67.74%
  2                                                32.26%

Property Type
  Single Family Detached                           80.58%
  Manufactured Housing                             13.86%
  2 - 4 Family                                      4.09%
  PUD/Condo/Townhouse                               1.40%
  Multi-Family                                      0.07%


Occupancy Status
  Primary Home                                     96.82%
  Second Home                                       0.53%
  Investment                                        2.65%

------------------------------------------------------------------------------
* Other states account individually for less than 5% of the principal balance.


_______________________________________________________________________________
This information does not constitute an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

GROUP II - COLLATERAL SUMMARY

Collateral statistics for the Initial Group II Loans are listed below as of the CUT-OFF DATE.


----------------------------------------------------------------------------------------------------------------------------------
                                                 Initial Adjustable Rate Loans
----------------------------------------------------------------------------------------------------------------------------------
Total No. of Loans                                 5,027                         Occupancy Status
                                                                                 Primary Home                            96.53%
Total Current Balance                    $420,597,577.06                         Second Home                              0.40%
                                                                                 Investment                               3.07%
Avg. Current Balance                          $83,667.71
                                                                               Loan Purpose
Balloon / Level Pay                         0.13% / 99.87%                        Rate/Term Refinance                    75.44%
                                                                                  Purchase                               15.94%
WA Coupon                                          10.18%                         Debt Consolidation                      4.56%
                                                                                  Cash Out                                4.06%
WA Margin                                           6.07%
                                                                               Geographic  Distribution *
WA Periodic Cap                                     1.13%                                                            IL - 7.88%
                                                                                                                     MI - 7.09%
WA Life Cap                                        16.31%                                                            WA - 6.20%
                                                                                                                     CA - 5.97%
WA Floor                                           10.16%                                                            OH - 5.70%

WA Original Term                                      360                      Delinquency
                                                                                 Current                                 99.88%
Original Term Ranges                                                            30 - 59 days                              0.12%
  121 - 180                                         0.17%
  241 - 300                                         0.05%                      WAFICO                                       602
  301 - 360                                        99.78%

WA Remaining Term                                    359
WA CLTV                                            76.79%
Lien Position
  1                                               100.00%
Property Type
  Single Family Detached                           86.27%
  2 - 4 Family                                      5.86%
  Manufactured Housing                              4.05%
  PUD/Condo/Townhouse                               3.69%
  Multi-Family                                      0.13%

-------------------------
* Other states account individually for less than 5% of the principal balance.

_______________________________________________________________________________
This information does not constitute an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


Loan Type             % by Principal        Wtd. Avg.         Wtd. Avg.      1st Periodic       Periodic Cap         Wtd. Avg.
                         Balance           Loan Rate           Margin           Cap             (Subs. Reset)        Life Cap
         6 mo LIBOR       30.23%            9.41%              5.75%           1.20%             1.16%                 15.51%
           1 Yr CMT        4.99%            9.62%              6.02%           2.04%             2.00%                 15.66%
1 mo LIBOR (3-3-1)*        0.06%            9.53%              5.81%           1.00%             2.00%                 15.63%
         12 mo LIBOR       0.67%            9.71%              5.79%           2.04%             2.00%                 15.82%
2 Yr Fix, 6 mo LIBOR      29.93%           10.53%              6.22%           2.93%             1.08%                 16.85%
3 Yr Fix, 6 mo LIBOR       2.75%           10.65%              6.14%           3.21%             1.01%                 16.71%
4 Yr Fix, 6 mo LIBOR      31.37%           10.64%              6.26%           3.00%             1.00%                 16.64%


*  All adjustments on 3-3-1 loans are limited to 2.00% per annum.

_______________________________________________________________________________
This information does not constitute an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

GROUP III - COLLATERAL SUMMARY

Collateral statistics for the Initial Group III Loans are listed below as of the CUT-OFF DATE.

----------------------------------------------------------------------------------------------------------------------------------
                                                 Initial Home Improvement Loans
----------------------------------------------------------------------------------------------------------------------------------

Total No. of Loans                                     9,207                  Geographic Distribution *
                                                                                                                   CA - 28.12%
Total Current Balance                        $166,110,781.66                                                       IL - 7.79%
                                                                                                                   TX - 5.84%
Avg. Current Balance                              $18,041.79                                                       FL - 5.27%


Balloon / Level Pay                           0.07% / 99.93%                  Product Type

                                                                                 Secured HI                           83.50%
WA Coupon                                          12.91%                        Secured FHA                          16.50%

WA Original Term                                      222                      Delinquency
                                                                                 Current                              99.61%
Original Term Ranges                                                             30 - 59 days                          0.39%
  1 - 60                                            2.22%
  61 - 120                                         13.58%                      WAFICO                                    633
  121 - 180                                        23.12%
  181 - 240                                        32.07%
  241 - 300                                        29.00%

WA Remaining Term                                     221
WA CLTV                                            80.57%
Junior Mortgage Ratio                              23.76%
Lien Position
  1                                                 6.33%
  2                                                82.19%
  3                                                11.48%
Property Type
  Single Family Detached                           96.66%
                                                    1.01%
PUD/Condo/Townhouse
  2 - 4 Family                                      0.71%
  Other                                             1.61%
Occupancy Status
  Primary Home                                     99.33%
  Second Home                                       0.08%
  Investment                                        0.59%

-----------------------
* Other states account individually for less than 5% of the principal balance.

_______________________________________________________________________________
This information does not constitute an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

The Money Store Home Equity Loan Trust 1997-C

Lehman Brothers
3 World Financial Center                               T: (212) 526-7000
200 Vesey Street                                       F: (212) 528-6049
New York, NY  10285                                       (212) 526-8579

Name/Title                  Office             E-mail/Pager           Home
Asset Backed Securities

Martin P. Harding       (212) 526-0017                           (212) 945-1473
  Managing Director     (212) 528-6049 (fax)             350 Albany St. Apt. 6J
                        (212) 526-8579 (fax)             New York, NY 10280

+*Samir A. Tabet
  Senior Vice President (212) 526-7512                       (516) 484-2454
                        (212) 528-6049 (fax)                 8 Morley Court
                        (212) 526-8579 (fax)           North Hills, NY 11507

+*Matt Lewis            (212) 526-7447                       (718) 499-8624
  Vice President        (212) 528-6049 (fax)             (718)499-4169(fax)
                        (212) 526-8579 (fax)                  482 11 Street
                                                             Brooklyn, NY 11215

+*Aadit Seshasayee      (212) 526-9262                       (212) 987-9105
  Associate             (212) 528-6049 (fax)             E. 94 St., Apt. 9A
                        (212) 526-8579 (fax)            New York, NY  10128

Ji Yeong Chu            (212) 526-6414      Ji_Yeong_Chu          (201) 941-7425
  Analyst               (212) 528-6049 (fax) @usccmail.    59 West Edsall Avenue
                        (212) 526-8579 (fax) lehman.com Palisades Park, NJ 07650

Structuring

James Chen              (212) 526-6085                           (212) 682-5251
  Associate             (212) 528-6049 (fax)           305 East 40 St., Apt.10W
                        (212) 526-8579 (fax)           New York, NY  10016

Contract Finance

Kieran Brady            (212) 526-3494                           (908) 946-8448
  Mortgage Analyst      (212) 528-6521 (fax)                 29 Goldsmith Drive
                        (212) 526-0415 (modem)               Holmdel, NJ  07733

Legal

* Christopher Epes      (212) 526-4058                           (212) 489-0580
   Vice President       (212) 526-3721 (fax)             30 W. 63 St., Apt. 11T
                                                            New York, NY  10023

ABS Trading

Gordon Sweely           (212) 526-6870                            (908) 219-0374
  Senior Vice President (212) 528-9644 (fax)                      2 Laurel Lane
                                                              Rumson, NJ  07760

Hahn Kang               (212) 526-6870     hkang@lehman.com      (609) 987-8853
  Vice President        (212) 528-9644 (fax)                   21 Aldgate Court
                                                           Princeton, NJ  08540

Syndicate

Victor Forte            (212) 526-9664                           (212) 570-9798
  Senior Vice President (212) 528-6395 (fax)             401 E. 80 St., Apt. 9E
                                                            New York, NY  10021

ABS Research

Arthur Chu              (212) 526-8311                           (212) 366-4695
  Associate             (212) 528-9510 (fax)             41 Carmine St., Apt. 1
                                                            New York, NY  10014


LEHMAN BROTHERS               + Primary contact
                              * To receive drafts of documents
                             ** To receive drafts of prospectus supplement only